UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2017 (February 21, 2017)

TRONOX LIMITED
 (Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Lot 22 Mason Road
Stamford, Connecticut 06901	Kwinana Beach, WA 6167 Australia

(Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2017, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Tronox Limited (the “Company”) created an Integration Incentive Award program in connection with the Company’s previously announced definitive agreement to acquire Cristal’s TiO2 business (the “Transaction”).  It is expected that this program could ultimately cover in excess of one hundred employees who will be designated in advance with specific integration tasks.  These employees will be eligible for bonus payments after their synergy or other specified integration goal is achieved.  It is expected that no individual payments of this type will be made until not earlier than one year after closing of the Transaction and not later than shortly after two years after the Transaction closing, and will be mostly in the form of cash payments determined as a percentage of their base salaries.  As part of this program, the Committee approved certain grants pursuant to the Company’s Management Equity Incentive Plan in order to incentivize six executive employees to achieve synergies following the Transaction, and to further align the compensation of these employees to the value created for shareholders in the Transaction.  Pursuant to the awards program, the Company’s below named executive officers were granted performance-based restricted share units (“Award RSUs”) using a share price of $18.675 per share, which was the average of the opening and closing trading prices for the Company’s Class A ordinary shares on February 21, 2017.  The Award RSUs are subject to vesting terms based upon the achievement of at least 80% of the publicly announced synergies from the Transaction by the date that is two years following the closing of the Transaction (the “Vesting Date”).  The Award RSUs will vest as follows: upon the achievement of at least 80% of the publicly announced synergies from the Transaction by the Vesting Date, 50% of the Award RSUs granted will vest, with pro rata additional vesting up to 100% vesting upon the achievement of 100% of the publicly announced synergies from the Transaction by the Vesting Date.  If the Transaction does not close by July 1, 2018, then the Award RSUs granted will be forfeited.

The following table shows a summary of the terms of the Award RSUs granted to the Company’s named executive officers pursuant to the Plan:

Name	Position	Number of Award RSUs Granted
Thomas Casey	Chairman & Chief Executive Officer	240,964
Jean-François Turgeon	Executive Vice President	160,643
Timothy C. Carlson	Senior Vice President and Chief Financial Officer	107,096
Willem Van Niekerk	Senior Vice President, Strategic Planning & Business Development	107,096

Item 8.01  Other Events.

The information set forth under Item 5.02 above is incorporated by reference to this Item 8.01.

Additional Information and Where to Find It
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval. In connection with the Transaction Agreement, by and between Tronox Limited (the “Company”), The National Titanium Dioxide Company (“Cristal”) and Cristal Inorganic Chemicals Netherlands Coöperatief W.A. (the “Transaction”), the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a proxy statement. Investors and securityholders are urged to read the proxy statement (including all amendments and supplements thereto) and all other relevant documents regarding the proposed Transaction filed with the SEC or sent to shareholders as they become available as they will contain important information about the Transaction. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.tronox.com or by contacting the Company’s Investor Relations at +1 (203) 705-3722.

Certain Information Regarding Participants

The Company, Cristal and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. You can find information about the Company’s directors and executive officers in the Company’s definitive annual proxy statement filed with the SEC on April 8, 2016. Additional information regarding the interests of such potential participants will be included in the proxy statement regarding the Transaction and other relevant documents filed with the SEC.

Forward-Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon management’s current beliefs and expectations and are subject to uncertainty and changes in circumstances and contain words such as “believe,” “intended,” “expect,” and “anticipate,” and include statements about expectations for future results.

The forward-looking statements involve risks that may affect the company’s operations, markets, products, services, prices and other risk factors discussed in the Company’s filings with the SEC, including those under the heading entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016. Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction will not close, including by failure to obtain shareholder approval, failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Transaction Agreement or by the termination of the Transaction Agreement; failure to plan and manage the Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Transaction. Neither the Company’s investors and securityholders nor any other person should place undue reliance on these forward-looking statements. Unless otherwise required by applicable laws, the Company undertakes no obligations to update or revise any forward-looking statements, whether as a result of new information or future developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

By: /s/ Richard L. Muglia
Date: February 27, 2017	Name: Richard Muglia
Title: Senior Vice President, General Counsel and Secretary